Ivy Global Income Allocation Fund

Summary Prospectus   |   July 31, 2014

Share Class (Ticker):    Class A Shares (IVBAX), Class B Shares (IVBBX), Class C Shares (IVBCX), Class E Shares (IIBEX), Class I Shares (IIBIX), Class R Shares (IYGBX), Class R6 Shares (ILIAX), Class Y Shares (IVBYX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund (including the Fund’s SAI) online at www.ivyfunds.com/prospectus. You can also get this information at no cost by calling 800.777.6472 or by sending an e-mail request to IMCompliance@waddell.com. You can also get this information from your investment provider. The Fund’s prospectus and SAI dated July 31, 2014 (as each may be amended or supplemented) are incorporated herein by reference.

Objective

To seek to provide total return through a combination of current income and capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds within Ivy Funds, InvestEd Portfolios and/or Waddell & Reed Advisors Funds. More information about these and other discounts is available from your financial professional and in the Sales Charge Reductions section on page 217 of the Fund’s prospectus and in the Purchase, Redemption and Pricing of Shares section on page 130 of the Fund’s statement of additional information (SAI). The Fund’s Class B shares are not available for purchase by new or existing investors. Class B shares are available for dividend reinvestment and exchanges.

Shareholder Fees

(fees paid directly from your investment)	Class A		Class B		Class C		Class E		Class I	Class R	Class R6	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%		None		None		5.75%		None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	1.00%	[1]	5.00%	[1]	1.00%	[1]	None		None	None	None	None
Maximum Account Fee	$20	[2]	None		$20	[2]	$20	[2]	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class E	Class I	Class R	Class R6	Class Y
Management Fees	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%	0.00%	0.50%	0.00%	0.25%
Other Expenses	0.40%	0.57%	0.29%	0.75%	0.24%	0.35%	0.11%	0.24%
Acquired Fund Fees and Expenses[3]	0.11%	0.11%	0.11%	0.11%	0.11%	0.11%	0.11%	0.11%
Total Annual Fund Operating Expenses[4]	1.46%	2.38%	2.10%	1.81%	1.05%	1.66%	0.92%	1.30%
Fee Waiver and/or Expense Reimbursement[5]	0.00%	0.00%	0.00%	0.37%	0.00%	0.00%	0.00%	0.02%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.46%	2.38%	2.10%	1.44%	1.05%	1.66%	0.92%	1.28%

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase. For Class B shares, the CDSC declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

With limited exceptions, for Class A and Class C shares, if your Fund account balance is below $650 at the close of business on September 26, 2014, and on the Friday prior to the last week of September each year thereafter, the account will be assessed an account fee of $20. With limited exceptions, for Class E shares, the current $20 account fee for Ivy InvestEd Plan accounts with a balance of less than $25,000 will be assessed annually at the close of business on the second Tuesday of December.

[3]

Acquired Fund Fees and Expenses sets forth the Fund’s pro rata portion of the cumulative expenses charged by the business development companies (BDCs) in which the Fund invested during the last fiscal year. The actual Acquired Fund Fees and Expenses will vary with changes in the allocations of the Fund’s assets. The Acquired Fund Fees and Expenses shown are based on the total expense ratio of each BDC for the BDC’s most recent fiscal period. These expenses are not direct costs paid by Fund shareholders, and are not used to calculate the Fund’s NAV. These expenses have no impact on the costs associated with Fund operations. Regulatory rules require that the Acquired Fund Fees and Expenses be added to the Total Annual Fund Operating Expenses in the above table.

[4]

The Total Annual Fund Operating Expenses ratio shown above does not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired Fund Fees and Expenses.

[5]

Through July 31, 2015, Ivy Investment Management Company (IICO), the Fund’s investment manager, Ivy Funds Distributor, Inc. (IFDI), the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses for Class E shares at 1.33% and Class Y shares at 1.17%. Prior to that date, the expense limitation may not be terminated by IICO, IFDI, WISC or the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that expenses were capped for a one year period, as indicated above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$715	$1,010	$1,327	$2,221
Class B Shares	641	1,042	1,370	2,487
Class C Shares	213	658	1,129	2,431
Class E Shares	733	1,138	1,566	2,751
Class I Shares	107	334	579	1,283
Class R Shares	169	523	902	1,965
Class R6 Shares	94	293	509	1,131
Class Y Shares	130	410	711	1,566

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$715	$1,010	$1,327	$2,221
Class B Shares	241	742	1,270	2,487
Class C Shares	213	658	1,129	2,431
Class E Shares	733	1,138	1,566	2,751
Class I Shares	107	334	579	1,283
Class R Shares	169	523	902	1,965
Class R6 Shares	94	293	509	1,131
Class Y Shares	130	410	711	1,566

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 92% of the average value of its portfolio.

Principal Investment Strategies

Ivy Global Income Allocation Fund invests principally in equity and debt securities issued by companies and governments of any size, that IICO believes will be able to generate a reasonable level of current income for investors given current market conditions and that demonstrate favorable prospects for total return.

Under normal market conditions, the Fund invests primarily in income-producing securities across the globe. The Fund may invest in U.S. and non-U.S. issuers and may invest up to 100% of its total assets in foreign securities. In an attempt to enhance return, the Fund also may invest, to a lesser extent, in securities not currently providing income or in companies and governments in countries with new or comparatively undeveloped and emerging economies. The Fund has the ability to invest across all aspects of a company’s capital structure.

The Fund ordinarily invests at least 35% of its total assets in equity investments. Regarding its equity investments, the Fund focuses on companies located largely in developed markets that IICO believes have the ability to maintain and/or grow their dividends while providing capital appreciation over the long term. Under normal market conditions, the Fund invests the equity portion of the Fund primarily in dividend-paying equity securities across the globe, mostly in dividend-paying common stocks. The Fund also may invest in preferred stock, convertible securities or other instruments whose price is linked to the value of common stock. Although the equity portion of the Fund typically has more exposure to large-cap companies, it may invest in companies of any size.

The Fund ordinarily invests at least 25% of its total assets in fixed income securities, which may include loan participations and other loan instruments, and may invest up to 35% of its total assets in non-investment grade (i.e., low-rated) debt securities. The Fund considers the risk and reward trade-off among equities, fixed-income and cash in an effort to maximize total return through a combination of current income and capital appreciation. The allocation among asset classes is determined through a balance between a top-down outlook for the global economy and relative valuation.

Under normal circumstances, the Fund invests at least 40% (or, if IICO deems it warranted by market conditions, at least 30%) of its total assets in securities of non-U.S. issuers. Under normal circumstances, the Fund will allocate its assets among at least three different countries (one of which may be the United States).

In selecting equity securities for the Fund, IICO combines a top-down, macro approach with a bottom-up stock selection process, and uses a combination of country analysis, industry dynamics, and individual stock selection in comprising the equity portfolio. It seeks to determine the most appropriate sectors and geographies to benefit from its top-down analysis and generally seeks to find what it believes are reasonably-valued, dividend-paying companies with growth prospects, a sound balance sheet and steady cash flow generation. IICO also considers several other factors, which typically include the company’s history of fundamentals, management proficiency, competitive environment, and relative valuation. Debt securities are selected, after an analysis of interest rate, currency and economic conditions, based on IICO’s judgment as to which securities are more likely to perform well under those conditions. IICO also considers the credit quality, coupon, maturity, duration, cash flow and issuer fundamentals of each security.

Many companies have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various additional foreign markets through investments in these companies.

Generally, in determining whether to sell an equity or a debt security, IICO uses the same type of analysis that it uses in buying securities of that type. For example, IICO may sell a security if it believes the security no longer offers attractive current income prospects or significant growth potential, if it believes the leadership of the company or government has weakened, and/or there exists political or economic instability in the issuer’s country. IICO also may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. The Fund is not intended as a complete investment program. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■	Company Risk. A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

■	Credit Risk. An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation.

■

Dividend-Paying Stock Risk. The Fund’s emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform non-dividend paying stocks and the market as a whole over any period of time. In addition, there is no guarantee that the companies in which the Fund invests will declare dividends in the future or that dividends, if declared, will remain at current levels or increase over time. The amount of any dividend the company may pay may fluctuate significantly. In addition, the value of dividend-paying common stocks can decline when interest rates rise as fixed-income investments become more attractive to investors. This risk may be greater due to the current period of historically low interest rates.

■

Emerging Market Risk. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries.

■

Foreign Currency Risk. Foreign securities may be denominated in foreign currencies. The value of the Fund’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations.

■

Foreign Exposure Risk. The securities of many companies may have significant exposure to foreign markets as a result of the company’s products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

■

Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial legal, and political considerations that may not be associated with the U.S. markets and that could affect the Fund’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse foreign tax consequences; different and/or less stringent financial reporting standards; custody; and settlement delays. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. Sovereign debt instruments are also subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Fund may have limited recourse against the issuing government or agency.

■

Interest Rate Risk. A rise in interest rates may cause a decline in the value of the Fund’s securities, especially bonds with longer maturities. A decline in interest rates may cause the Fund to experience a decline in its income. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising rates. In addition, a general rise in rates may result in decreased liquidity and increased volatility in the fixed-income markets generally.

■

Large Company Risk. Large capitalization companies may go in and out of favor based on market and economic conditions. Large capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large capitalization companies could trail the returns on investments in securities of smaller companies.

■

Loan Risk. In addition to the risks typically associated with fixed income securities, loans carry other risks, including the risk of insolvency of the lending bank or other intermediary. Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and sometimes trade infrequently on the secondary market.

With loan participations, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly, so that delays and expense may be greater than those that would be involved if the Fund could enforce its rights directly against the borrower

■

Low-Rated Securities Risk. In general, low-rated debt securities (commonly referred to as “high yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken the Fund’s returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations. In addition, these low-rated securities and obligations may fluctuate more widely in price and yield than higher-rated securities and obligations and disproportionately may fall in price during times when the economy is weak or is expected to become weak.

■

Management Risk. Fund performance is primarily dependent on IICO’s skill in evaluating and managing the Fund’s portfolio. There can be no guarantee that its decisions will produce the desired results, and the Fund may not perform as well as other similar mutual funds.

■

Market Risk. Markets can be volatile, and the Fund’s holdings can decline significantly in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities can react differently to these developments. The financial crisis in the U.S. and foreign economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the NAVs of many mutual funds, including to some extent the Fund. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. These circumstances have also decreased liquidity in some markets and may continue to do so. In addition, certain events, such as natural disasters, terrorist attacks, war, and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

■

Reinvestment Risk. A decline in interest rates may cause issuers to prepay higher-yielding bonds held by the Fund, resulting in the Fund reinvesting in securities with lower yields, which may cause a decline in its income.

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the performance with those of broad-based securities market indexes and a Lipper peer group (a universe of mutual funds with investment objectives similar to that of the Fund). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown. Unlike the returns in the chart, the returns in the table reflect the maximum applicable sales charges for the Fund.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Templeton Investment Counsel, LLC served as the investment subadviser to the Fund until April 15, 2009, at which time IICO, the Fund’s investment manager, assumed direct investment management responsibilities for the Fund.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.ivyfunds.com or call 800.777.6472 for the Fund’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 19.24% (the second quarter of 2009) and the lowest quarterly return was -15.82% (the fourth quarter of 2008). The Class A return for the year through June 30, 2014 was 7.17%.

Average Annual Total Returns

as of December 31, 2013	1 Year	5 Years	10 Years (or Life of Class)
Class A
Return Before Taxes	4.43%	9.71%	5.88%
Return After Taxes on Distributions	3.38%	8.98%	4.90%
Return After Taxes on Distributions and Sale of Fund Shares	3.49%	7.87%	4.83%
Class B
Return Before Taxes	5.66%	9.79%	5.43%
Class C
Return Before Taxes	9.99%	10.30%	5.72%
Class E (began on 04-02-2007)
Return Before Taxes	4.40%	9.84%	2.07%
Class I (began on 04-02-2007)
Return Before Taxes	11.22%	11.54%	3.49%
Class R (began on 12-19-2012)
Return Before Taxes	10.53%	N/A	10.03%
Class R6 (began on 07-31-2014)
Return Before Taxes	N/A	N/A	N/A
Class Y
Return Before Taxes	10.97%	11.26%	6.65%

Indexes	1 Year	5 Years	10 Years
Barclays Multiverse Index (reflects no deduction for fees, expenses or taxes)	-2.19%	4.36%	4.64%
MSCI World High Dividend Yield Index (reflects no deduction for fees, expenses or taxes)	21.91%	14.89%	N/A
60% MSCI World High Dividend Yield Index/40% Barclays Multiverse Index (reflects no deduction for fees, expenses or taxes)	11.75%	10.95%	N/A
Lipper Mixed-Asset Target Allocation Growth Funds Universe Average (net of fees and expenses)	19.17%	13.58%	6.22%

Investment Adviser

The Fund is managed by Ivy Investment Management Company (IICO).

Portfolio Managers

John C. Maxwell, Senior Vice President of IICO, has managed the Fund since April 2009, and W. Jeffery Surles, Assistant Vice President of IICO, has managed the Fund since June 2012.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge, on any business day through your dealer or financial adviser (all share classes), by writing to WI Services Company, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 800.777.6472); fax (Class A, B, C and E: 800.532.2749; Class I and Y: 800.532.2784), or internet (www.ivyfunds.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on the Fund’s shareholder servicing system, such as for Class R and Class R6 shares, please contact your selling broker-dealer, plan administrator or third-party record keeper to sell shares of the Fund. The Fund’s Class B shares are not available for purchase by new or existing investors. Class B shares are available for dividend reinvestment and exchanges.

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or IFDI may reduce or waive the minimums in some cases:

For Class A, Class C and Class E:
To Open an Account	$750
For accounts opened with Automatic Investment Service (AIS)	$150
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$50
For Class I, Class R, Class R6 and Class Y:
Please check with your selling broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income, long-term capital gain, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

IVSUM-IVBAX